SECURITIES AND EXCHANGE COMMISSION Washington, D.C.
 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange
Act of 1934
Date of Report (date of earliest event reported):
  November 15, 1999

               COUNTRYWIDE  HOME EQUITY LOAN TRUST 1999-A
    (Exact name of registrant as specified in its charter)
          CALIFORNIA      	333-11095		36-7270694
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer of
Incorporation)	 Number)			 Identification No.)
c/o Bank One.
9th floor 1 N. State Street, Chicago IL
60670-0126 (Address of Principal Executive Offices)
		(Zip Code)

Registrant's telephone number, including area code:		312/407-1902

Item 5.	Other Events
On behalf of Countrywide Home Equity Loan Trust 1999-A, a Trust created pursuant to the Pooling Agreement, dated February 22, 1999, by The First National Bank of Chicago, as trustee for the Trust, the Trustee has caused to be filed with the Commission, the Monthly Report dated  November 15, 1999.
  The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area.
The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Trust's Investor Certificates.

A.	Monthly Report Information: Aggregate distribution information for the current distribution date November 15, 1999.
Principal		Interest		Ending Balance
Cede & Co.$ 2,013,080.95	$ 860,149.36	$172,426,225.78
B.	No delinquency in payment under the Transferor Certificate,
 or the Financial Guaranty Insurance Policy has occurred.
C.	Have any deficiencies occurred?  NO. Date: Amount:
D.	Were any amounts paid or are any amounts payable under the
 Financial Guaranty Insurance Policy?  NO Amount:
E.	Are there any developments with respect to the Ambac Certificate
Guaranty Insurance Policy?  NONE.
F.	Item 1:  Legal Proceedings:  NONE
G.	Item 2:  Changes in Securities:  NONE
H.	Item 4:  Submission of Matters to a Vote of Security
 Holders:  NONE
I.	Item 5:  Other Information - Items 1, 2, 4, 5 if applicable:
 NOT APPLICABLE



Item 7.	Monthly Statements and Exhibits
Exhibit No. 1.	Monthly Statement to Certificateholders dated
November 15, 1999

Statement to Certificateholders (Page 1 of 1)

Distribution Date:			10/15/99 	11/15/99

INVESTOR CERTIFICATES DISTRIBUTION SUMMARY
(PER $1000 ORIGINAL PRINCIPAL AMOUNT)

A.	INTEREST & PRINCIPAL DISTRIBUTIONS TO INVESTORS

	Investor Certificate Interest Distributed
					4.528704 	4.649456

	Investor Certificate Interest Shortfall Distributed
					0.000000 	0.000000
	Remaining Unpaid Investor Certificate Interest Shortfall
					0.000000 	0.000000
	Managed Amortization Period ? (Yes=1; No=0)

					1	1
	Investors Certificate Principal Distributed

					10.496136 	10.881519
	  Principal Distribution Amount

					10.496136 	10.881519
	     Maximum Principal Payment

					33.563226 	29.984545
	     Alternative Principal Payment
					10.496136 	10.881519
	     Principal Collections less Additional Balances
					10.496136 	10.881519
	  Investor Loss Amount Distributed to Investors
					0.000000 	0.000000
	  Accelerated Principal Distribution Amount
					0.000000 	0.000000
	  Credit Enhancement Draw Amount
					0.00 	0.00
	Total Amount Distributed to Certificateholders (P & I)
					15.024840 	15.530974
B.	INVESTOR CERTIFICATE PRINCIPAL BALANCE

	Beginning Investor Certificate Balance
					"176,381,091.95 "	"174,439,306.73 "
	Ending Investor Certificate Balance
					"174,439,306.73 "	"172,426,225.78 "
	Beginning Invested Amount
					"176,381,091.95 "	"174,439,306.73 "
	Ending Invested Amount
					"174,439,306.73 "	"172,426,225.78 "
	Investor Certificateholder Floating Allocation Percentage
					98.1446% 	98.1243%
	Pool Factor
					0.9429152 	0.9320337
	Liquidation Loss Amount for Liquidated Loans
					0.00 	0.00
	Unreimbursed Liquidation Loss Amount
					0.00 	0.00
C.	POOL INFORMATION

	Beginning Pool Balance
					"179,715,558.03 "	"177,773,772.81 "
	Ending Pool Balance
					"177,773,772.81 "	"175,760,691.86 "
	Servicer Removals form the Trust (Section 2.06)
					0.00 	0.00
	Servicing Fee
					"74,881.48 "	"74,072.41 "
D.	INVESTOR CERTIFICATE RATE

	Investor Certificate Rate
					5.700000% 	5.726250%
	LIBOR Rate
					5.380000% 	5.406250%
	Maximum Rate
					8.921534% 	8.833753%
E.	DELINQUENCY & REO STATUS

	Delinquent 30-59 days

	    No. of Accounts
					16 	11
	   Trust Balances
					"383,000.09 "	"353,987.98 "
	Delinquent 60-89 days

	    No. of Accounts
					1 	3
	   Trust Balances
					"1,715.46 "	"67,562.37 "
	Delinquent 90+ days

	    No. of Accounts
					4 	5
	   Trust Balances
					"262,770.35 "	"264,485.81 "
	Delinquent 9+ Months

	    No. of Accounts
					0 	0
	   Trust Balances
					0 	0
	REO

	    No. of Accounts
					0 	0
	   Trust Balances
					0.00 	0.00

	"IN WITNESS WHEREOF, the undersigned
 has caused this Certificate to be duly executed"
	"this 9th day of  November, 1999"


	       Countrywide Home Loans Formerly Known
 as Countrywide Funding Corporation

	       as Servicer


	       _______________________________________


	        Lupe Montero

	        Vice-President


	Distribution List:


   Barbara Grosse - First National Bank of Chicago
			Lupe Montero - Countrywide Home Loans

   John Dahl - Salomon Smith Barney
			Richard Marron - Countrywide Home Loans

			Dave Walker - Countrywide Home Loans






SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COUNTRYWIDE HOME EQUITY LOAN TRUST 1999-A

By  _______________________________________
 Name:
	Barbara G. Grosse Title:		Vice President

Dated: November 30, 1999